UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 9, 2015
Date of Report

TAPIMMUNE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27239	88-0277072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Eastlake Avenue East, Suite 100, Seattle, WA	98102
(Address of principal executive offices)	(Zip Code)

(206) 504-7278
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 9, 2015, TapImmune Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with a certain accredited investor (the “Purchaser”) pursuant to which the Company has agreed to issue and sell to the Purchaser in a registered public offering (the “Offering”) an aggregate of 5,000,000 units at a public offering price of $0.20 per unit, with each unit consisting of (i) one share of the Company’s Common Stock, par value $0.001 (the “Common Stock” and such shares of Common Stock issued upon the closing of the Offering, collectively, the “Shares”), (ii) one Series A-1 warrant to purchase one share of Common Stock, (iii) one Series B-1 warrant to purchase one share of Common Stock (iv) one Series C-1 warrant to purchase one share of Common Stock, (v) one Series D-1 warrant to purchase one share of Common Stock, and (vi) one Series E-1 warrant to purchase one share of Common Stock (the Series A-1, B-1, C-1, D-1 and E-1 warrants shall be collectively, the “Warrants” and the shares issuable upon exercise of the Warrants, collectively, the “Warrant Shares”). Each Series A-1 warrant will have an initial exercise price of $1.50 per share, will be immediately exercisable and will expire on the five year anniversary of the date of issuance. Each Series B-1 warrant will have an initial exercise price of $0.40 per share, will be immediately exercisable and will expire on the six month anniversary of the date of issuance. We may force the exercise of the Series B-1 warrant in the event that the closing price of our stock is above $0.70 for 20 consecutive trading days (subject to certain conditions, including minimum trading volume requirements).  Each Series C-1 warrant will have an initial exercise price of $1.00 per share, will be immediately exercisable, and will expire on the five year anniversary of the date of issuance. We may force the exercise of the Series C-1 warrant in the event that the closing price of our stock is above $1.50 for 20 consecutive trading days (subject to certain conditions, including minimum trading volume requirements).   Each Series D-1 warrant will be exercisable only if and to the extent that the Series B-1 warrants are exercised, will have an initial exercise price of $0.75 per share, and will expire on the five year anniversary of the date that the Series B-1 warrant is initially exercised. Each Series E-1 warrant will be exercisable only if and to the extent that the Series C-1 warrants are exercised, will have an initial exercise price of $1.25 per share, and will expire on the five year anniversary of the date that the Series C-1 warrant is initially exercised. Units will not be issued or certificated. The Shares and the Warrants will be issued separately but can only be purchased together as units in this offering.

The foregoing descriptions of the Securities Purchase Agreement and the Warrants are only summaries of their material terms and do not purport to be complete. A copy of the Securities Purchase Agreement and each Warrant are attached hereto as Exhibits 10.1 and 4.1 through 4.5, respectively, and are incorporated herein by reference.

The aggregate expected gross proceeds from the sales of all 5,000,000 units is $1,000,000. Net proceeds, after deducting the Placement Agent Fee (described below) and other estimated offering expenses payable by the Company, are expected to be approximately $950,000.  The Company expects that the Offering will close on or about March 9, 2015, subject to the satisfaction of customary closing conditions.  The Company intends to use the net proceeds from the Offering for general corporate purposes, including clinical trial expenses and research and development expenses.

The issuance and sale of the Shares, Warrants, and Warrant Shares (collectively, the “Securities”) is registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the Company’s Registration Statement on Form S-3 (No. 333-196115), which was declared effective by the Securities and Exchange Commission (the “SEC”) on July 23, 2014, as supplemented by (i) a prospectus supplement dated January 12, 2015 and filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act and (ii) a prospectus supplement dated March 9, 2015 and filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act (the “Registration Statement”).  The Securities may only be offered by means of a prospectus. Copies of the prospectus and prospectus supplements can be obtained directly from the Company and at the SEC’s website at www.sec.gov or by request by emailing H.C. Wainwright & Co., LLC (“Wainwright”) at placements@hcwco.com. No statement in this document or the attached exhibits is an offer to purchase or a solicitation of an offer to sell securities.  No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Placement Agent Agreement; Placement Agent Warrants

Pursuant to a Placement Agent Agreement, dated July 29, 2014, by and between us and Wainwright and amended on January 12, 2015 and March 9, 2015 (the “Amended Placement Agent Agreement”), Wainwright agreed to act as the Company’s placement agent in connection with the Offering. Pursuant to the Amended Placement Agent Agreement, the Company agreed to pay an aggregate cash fee for placement agent and financial advisory services equal to 3.5% of the gross proceeds of the Offering (the “Placement Agent Fee”), as well as a non-accountable expense allowance equal to 1% of the gross proceeds of the Offering but not to exceed $15,000.  In addition, the Company agreed to issue warrants to purchase an aggregate of up to 2.5% of the aggregate number of shares of Common Stock sold to investors in the Offering to the placement agents or its designees (the “Placement Agent Warrants”).  The Placement Agent Warrants have substantially the same terms as the Warrants, except the Placement Agent Warrants will be issued pursuant to an exemption from registration as described in Item 3.02 below.

The foregoing descriptions of the Amended Placement Agent Agreement and the each Placement Agent Warrant are only summaries of their material terms and do not purport to be complete. A copy of the Amended Placement Agent Agreement and each Placement Agent Warrant are attached hereto as Exhibits 10.2 and 4.6 through 4.10, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities

The Placement Agent Warrants described in Item 1.01 above will be issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT INDEX

Exhibit	Description

4.1	Form of Common Stock Purchase Warrants-Series A-1
4.2	Form of Common Stock Purchase Warrants-Series B-1
4.3	Form of Common Stock Purchase Warrants-Series C-1
4.4	Form of Common Stock Purchase Warrants-Series D-1
4.5	Form of Common Stock Purchase Warrants-Series E-1
4.6	Form of Placement Agent Common Stock Purchase Warrants-Series A-1
4.7	Form of Placement Agent Common Stock Purchase Warrants-Series B-1
4.8	Form of Placement Agent Common Stock Purchase Warrants-Series C-1
4.9	Form of Placement Agent Common Stock Purchase Warrants-Series D-1
4.10	Form of Placement Agent Common Stock Purchase Warrants-Series E-1
5.1	Opinion of Sanders Ortoli Vaughn-Flam Rosenstadt LLP
10.1	Securities Purchase Agreement, dated as of March 9, 2015, by and among the Company and Eastern Capital Limited
10.2
Placement Agency Agreement, dated as of July 29, 2014, Amended on January 12, 2015, by and between the Company and H.C. Wainwright & Co., LLC and Amended on March 9, 2015, by and between the Company and H.C. Wainwright & Co., LLC

23.1	Consent of Sanders Ortoli Vaughn-Flam Rosenstadt LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAPIMMUNE INC.
Date: March 10, 2015	By: /s/ Glynn Wilson Name: Glynn Wilson Title: Chairman and CEO